Investor & Analyst Day November 10, 2021

Agenda 2

Safe Harbor Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. 3

Andy Rose Worthington Overview & Strategy 4

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Net sales of $3.6 billion TTM 08/31/21 8,000 7 53 5,100 6

7 New reporting segments announced starting fiscal 2022 Segments better align businesses around the attractive end-markets they serve and provide investors with greater insights into performance

KEY INVESTMENT HIGHLIGHTS 8 Business segments aligned around diverse and attractive end-markets with market leading positions Actively pursuing growth through innovation, transformation, and acquisitions Multiple new product launches complete and pending 4 acquisitions announced calendar year to date Balanced approach to capital allocation focused on investing for growth and rewarding shareholders Dividend paid since becoming a public company in 1968 Opportunistically reduced share count by 30% over past 10 years Solid free cash flow and ample liquidity to continue executing on strategy Worthington offers an attractive investment opportunity balancing growth and rewarding shareholders

$3.6 billion of sales in trailing Twelve Month ended 08/31/21 9 Net Sales by End-Market $3.6 Billion Adjusted EBIT* by Segment $516.7 Million *EBIT adjusted to exclude restructuring and impairment

Joint Ventures 10 Used to strategically develop new products, capabilities or expand geographically while limiting our risk Built with trusted partners who help make a business better versus the alternative of going solo 10 Successful history of complementary Over $1.0B in dividends received from JVs in past 10 years since start of FY 2012 Primarily serving the building products and automotive end markets

Growth Strategy Working together using technology, analytics and automation enables us to deliver… Successful innovation, transformation, and acquisitions that drive value for customers and earn exceptional returns for our shareholders. All with Our Philosophy at the center. 11

Becoming A Global Leader in the Electrical Steel Lamination Market Acquisition Overview Tempel is a manufacturer of highly-engineered electrical steel laminations used for electric motors, transformers, and generators Purchase price of approximately $255 million cash plus the assumption of certain liabilities – expected to close Dec. 2021 Will become part of Worthington’s Steel Processing segment whose experience and relationships in the auto industry will position Tempel to further penetrate the growing hybrid and electric vehicle market Tempel Steel – Business Overview Founded in 1945 and headquartered in Chicago, Illinois Five global manufacturing facilities with ~1,500 employees, serving a diversified customer base worldwide Proven, high performing executive team with extensive industry experience will continue to run the business Net revenue of approximately $377 million and adjusted EBITDA of $35 million, excluding estimated inventory holding gains, during TTM 09/30/21 12 Worthington to become a global leader in the fast growing electrical steel lamination market that includes transformers, machine motors and electric vehicle motors. Announced agreement to acquire Tempel Steel on Nov.1, 2021

Corporate Citizenship & Sustainability Long history of keeping employees safe, practicing good citizenship and protecting the environment For more details, please see our 2021 Citizenship & Sustainability Report located on the “Sustainability Report” page of our website at: www.WorthingtonIndustries.com 13

Company has established a DEI Leadership Council Efforts led by Director of DEI Comprehensive DEI strategy focuses on four pillars: Workforce Workplace Community Partnerships Raising awareness and providing mentorship opportunities with Employee Resource Groups Diversity, Equity & Inclusion 14

Geoff Gilmore Strategic Pillars - Value Drivers & Enablers 15

ACCOUNTABILITY ALIGNED & COMMUNICATED ASPIRATIONAL GOALS UTILIZING KEY VALUE DRIVERS SPECIFIC AREAS OF FOCUS CLEAR STRATEGIC VISION ALL Leaders must have a credible plan 16

Growth Strategy Value Drivers & enablers Working together using technology, analytics and automation enables us to deliver… Successful innovation, transformation, and acquisitions that drive value for customers and earn exceptional returns for our shareholders. All with Our Philosophy at the center. 17

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19 Leveraging transformation, enablers drive sustained improvements

20 Smart factory vision Connected, flexible, adaptive lean manufacturing system that can learn, self-optimize, and run autonomously freeing up our employee's time and empowering them to create more value for shareholders

21 Situation: Inconsistent and disconnected systems used by operations and maintenance at facilities did not provide right information to make the right decisions at the right time What we did: Established cross-functional agile team focused on Smart Factory vision Implemented Lean Execution System, shop floor data collection and mobile apps connecting machines, people and processes What we achieved: Created data-rich environment to enhance decision making and build towards Industry 4.0 Established single source of truth for data to run facilities and empower employees Smart Factory Vision

22 Utilizing Machine Sensoring and Analytics for Predictive Maintenance Situation: Despite regularly planned maintenance there can be unpredictable outages on machines that require costly unplanned down time and rework Vision: Improve overall plant reliability by utilizing automation, analytics, and advanced technologies to enable better decisions making and to transform the maintenance function from reactive to proactive What we did: Partnered with company to install remote sensors and monitoring solution Piloted on critical machinery and after success have now installed over 60 sensors across the company What we achieved: Receive alerts with maintenance recommendations when potential issues are detected Reduced unplanned machine downtime Reduced rework and increased productivity for maintenance team Prevented 350+ Hours Unplanned machine downtime Avoided $1 Million in potential lost earnings

23 Utilizing Manufacturing- Automation and Robotics Solutions Prevented 350+ Hours Unplanned machine downtime Avoided $1 Million in potential lost earnings Situation: Fittings for cylinders at our Westerville, OH facility were being manually placed on each cylinder before being robotically welded into place What we did: Evaluated process for further automation Implemented robotic technology with vision systems to fully automate the placement of fittings What we achieved: Freed up 6 full time employees that could be redeployed to other areas Empowered employees to identify opportunities for further automation even when part of the process is already automated

Steve Caravati Consumer Products 24

25 OUTDOOR LIVING *Andrea: New images? Consumer Products I Segment 25

TOOLS 26 *Andrea: New images? Consumer Products I Segment

27 *Andrea: New images? Consumer Products I Segment CELEBRATIONS

Consumer Products I market leading brands 28 Market leading brands sold primarily through big-box retailers Net Sales Adj. EBITDA ($ Millions)

29 Consumer need identified to know how much fuel was remaining in hand torch and camping gas cylinders Concept designed and manufacturing outsourced to enable quick speed to market Available at 24 retailers nationwide under Bernzomatic and Coleman brands MEET YOUR NEW FUEL COMPANION.  The Digital Fuel Gauge will help ensure you’re never left on empty.   Consumer Products I innovation Digital Fuel Gauge for portable cylinders 29

Consumer Products I M&A Growth Strategy 30 OUTDOOR LIVING Expand from the core by acquiring targets whose products more broadly enhance outdoor entertaining and reflect the increased blurring of indoor/outdoor spaces OWN THE BACKYARD OASIS TOOLS

Consumer Products I m&a – General Tools & instruments 31 Acquired General Tools & Instruments in January 2021 expanding our reach in tools and outdoor living Environmental Heath & Safety Home Repair & Remodeling Precision Measurement & Layout Lawn & Garden Specific Purpose Tools Market leader for feature-rich, specialized tools – Over 1,200 products Expands product offering in niche tools and outdoor living Deepens relationships with long-term customers including big box retailers and online sales Proven new product development process with demonstrated agility and speed to market Management team with expertise in managing a global supply chain Solid platform ripe for growth through innovation, new product development and bolt-on acquisitions Attractive financial returns $115 million purchase price $68.2 million in revenue, $15.2 million Adjusted EBITDA (CY20) Financed with existing cash

Consumer Products I MANAGEMENT & CAPABILITIES Journey 32 Business Unit leadership team with experience from Blue-Chip Companies

Consumer Products I sales history 33 Sales have grown significantly over the past decade due to both price and volume increases combined with M&A Pricing Desk Implemented 250 $0 50 $600 150 350 100 200 300 400 450 500 550 2012 $337 Revenue (millions) 2020 2013 2014 2015 2016 $315 2017 $342 2018 2021 $449 $359 2019 $356 $409 $413 $524 $354 M&A 10.0% CAGR 2.6% CAGR